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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported) June 25, 1999

                         Commission File Number 1-14635


                          CRESTLINE CAPITAL CORPORATION
                           (Exact name of registrant)


       Maryland                                        52-2151967
(State of organization)                  (I.R.S. Employer Identification Number)


                 6600 Rockledge Drive, Bethesda, Maryland 20817
              (Address of principal executive offices and zip code)

                                 (240) 694-2000
              (Registrant's telephone number, including area code)












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ITEM 5.           OTHER EVENTS

                  On June 25, 1999 the Board of Directors of the Company approved Amendment No. 1 (the "Amendment") to the Rights Agreement by and between the Company and The Bank of New York (the "Rights Agent") dated as of December 14, 1998 (the "Rights Agreement"). The Amendment was executed by the Company and the Rights Agent and became effective on June 25, 1999. Unless otherwise noted, all defined terms used herein have the meanings given to them in the Rights Agreement or the Exhibits thereto. The Rights Agreement provides that if a person or group of affiliated persons acquires a certain percentage of the outstanding shares of the Company, the Rights will separate from the Common Stock and a distribution of Rights Certificates to the holders of the Rights will occur. The Amendment lowers the percentage threshold upon which such a distribution would occur by changing the percentage from ownership of 20% or more of the outstanding Company shares to 10% or more. In addition, the Amendment eliminates the exception that existed for acquisitions of Company shares by Host Marriott Corporation, a Delaware corporation and the former parent entity of the Company ("Host Marriott Delaware"), which has since merged into Host Marriott Corporation, a Maryland corporation. The exception had provided that acquisitions of Company shares by Host Marriott Delaware resulting in an ownership level at or above the aforementioned threshold would not trigger the separation and distribution of the Rights. The Rights Agreement provides for measuring levels of ownership using concepts of beneficial as well as direct ownership. The Amendment has eliminated certain exceptions from the definition of beneficial ownership previously existing in the Rights Agreement such that the definition is now more comprehensive.

                  The Amendment, which specifies the amendments made to the Rights Agreement, is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

                  The description contained herein of the original Rights Agreement, which specifies the terms of the Rights prior to the Amendment, is qualified in its entirety by reference to the Rights Agreement, dated as of December 14, 1998, by and between the Company and the Rights Agent, attached to the Company's Form 8-A dated December 17, 1998 (No. 1-14635) as Exhibit 4.1 and incorporated herein by reference.


ITEM 7.  EXHIBITS

         Exhibit No.   Description

         4.1           Amendment No. 1 to Rights Agreement, dated June 25, 1999.




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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CRESTLINE CAPITAL CORPORATION



                            By:      /s/ Tracy M.J. Colden
                                   ---------------------------------
                                    Name:    Tracy M.J. Colden
                                    Title:   Senior Vice President,
                                             General Counsel and Secretary



Dated:  July 14, 1999

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                                  EXHIBIT INDEX


Exhibit No.       Description

4.1               Amendment No. 1 to Rights Agreement, dated June 25, 1999.

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